EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 428-2000
nekern@claruscorp.com

                          CLARUS ANNOUNCES 2004 RESULTS

STAMFORD, CONNECTICUT -- MARCH 15, 2005 -- Clarus Corporation (OTC:CLRS) today announced financial results for the quarter and fiscal year ended December 31, 2004. Clarus reported no revenues for the fourth quarter of 2004 and recognized $1.1 million of deferred software service fees during the fiscal year ended December 31, 2004, compared to $27,000 and $0.1 million during the comparable periods of 2003. Net loss for the fourth quarter of 2004 was $0.9 million or $0.06 per diluted share compared to a net loss of $0.2 million or $0.01 per diluted share during the comparable period of 2003. Net loss for the fiscal year ended December 31, 2004 was $2.9 million or $0.18 per diluted share compared to a net loss of $4.3 million or $0.27 per diluted share during the comparable period of 2003.

As of December 31, 2004, Clarus' cash, cash equivalents and marketable securities were $83.5 million (or $5.00 gross cash per share) compared to $88.7 million as of December 31, 2003. Gross cash per share at December 31, 2004 equals cash, cash equivalents and marketable securities of $83.5 million divided by 16.7 million common shares outstanding. Clarus has provided this Non-GAAP measure because it believes that it is useful to investors assessing the extent of Clarus' assets available for redeployment. Clarus is not aware of any comparable GAAP measure.


Net operating loss carryforwards at December 31, 2004 increased significantly due to the write off for tax purposes of significant investments in foreign subsidiaries in Ireland and the United Kingdom, whose losses had previously been reflected in our financial statements for prior periods. Clarus estimates that it has available net operating loss, capital loss, research and experimentation credit and alternative minimum tax credit carryforwards for U.S. federal income tax purposes of approximately $212.8 million, $15.2 million, $1.3 million and $53,000, respectively, which expire in varying amounts beginning in the year 2009 to the extent not limited under Section 382 of the Internal Revenue Code.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "We continue our efforts to identify and evaluate suitable acquisition and merger opportunities as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available. Separately, we are pleased with the progress we have made in managing administrative and professional expenses in connection with the continued administration of the public company as well as costs and expenses associated with identifying, evaluating and negotiating potential redeployment transactions."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless and until the Company consummates an acquisition in connection with its redeployment strategy. At such time, the Company plans to resume holding quarterly conference calls to review earnings and Clarus' operating performance.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our inability to execute successfully our planned effort to redeploy our assets to enhance stockholder value, the unavailability of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted as a result of the year end audit. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statements contained herein.

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Factors That May Affect Our Future Results" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at our web site at http://www.claruscorp.com or the SEC's web site at http://www.sec.gov.

                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                              ASSETS
                                                                                                   2004         2003
                                                                                                ---------    ---------
CURRENT ASSETS:
    CASH AND CASH EQUIVALENTS ...............................................................   $  48,377    $  15,045
    MARKETABLE SECURITIES ...................................................................      35,119       73,685
    INTEREST RECEIVABLE .....................................................................         350          507
    PREPAIDS AND OTHER CURRENT ASSETS .......................................................         182          132
                                                                                                ---------    ---------

       TOTAL CURRENT ASSETS .................................................................      84,028       89,369
                                                                                                ---------    ---------

PROPERTY AND EQUIPMENT, NET .................................................................       2,367           38
                                                                                                ---------    ---------

OTHER ASSETS:

    DEPOSITS AND OTHER LONG-TERM ASSETS .....................................................          42           38
                                                                                                ---------    ---------
       TOTAL ASSETS .........................................................................   $  86,437    $  89,445
                                                                                                =========    =========


                               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES ................................................   $   1,468    $   1,520
    DEFERRED REVENUE ........................................................................        --          1,106
                                                                                                ---------    ---------
       TOTAL CURRENT LIABILITIES ............................................................       1,468        2,626
                                                                                                ---------    ---------
    DEFERRED RENT ...........................................................................         115         --
                                                                                                ---------    ---------
       TOTAL LIABILITIES ....................................................................       1,583        2,626
                                                                                                ---------    ---------
STOCKHOLDERS' EQUITY:
    PREFERRED STOCK, $.0001 PAR VALUE; 5,000,000 SHARES AUTHORIZED; NONE ISSUED .............          --           --
    COMMON STOCK, $.0001 PAR VALUE; 100,000,000 SHARES AUTHORIZED;
         16,734,947 AND 16,649,048 SHARES ISSUED AND 16,659,947 AND 16,574,048 OUTSTANDING IN
         2004 AND 2003, RESPECTIVELY ........................................................           2            2
    ADDITIONAL PAID-IN CAPITAL ..............................................................     368,385      367,031
    ACCUMULATED DEFICIT .....................................................................    (279,656)    (276,767)
    LESS TREASURY STOCK, 75,000 SHARES AT COST ..............................................          (2)          (2)
    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) ...........................................        (130)         (17)
    DEFERRED COMPENSATION ...................................................................      (3,745)      (3,428)
                                                                                                ---------    ---------
       TOTAL STOCKHOLDERS' EQUITY ...........................................................      84,854       86,819
                                                                                                ---------    ---------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...........................................   $  86,437    $  89,445
                                                                                                =========    =========

                                                           CLARUS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                            THREE MONTHS             YEARS ENDED
                                          ENDED DECEMBER 31,         DECEMBER 31,
                                        --------------------    --------------------
                                            2004        2003        2004        2003
                                        --------    --------    --------    --------
REVENUES:
 License fees .......................   $     --    $     --    $  1,106    $     --
 Services fees ......................         --          27          --         130
                                        --------    --------    --------    --------
  Total revenues ....................       --            27       1,106         130

COST OF REVENUES:
 License fees .......................         --          --          --        --
 Services fees ......................         --          --          --        --
                                        --------    --------    --------    --------
  Total cost of revenues ............         --          --          --        --

OPERATING EXPENSES:

 General and administrative .........      1,066         725       3,395       4,986
 Provision for doubtful accounts ....         --          --          --          18
 Transaction expenses ...............        175          --       1,636        --
 Loss on sale or disposal of assets .         --          36          --          36
 Depreciation and amortization ......         86          --         186         762
                                        --------    --------    --------    --------
  Total operating expenses ..........      1,327         761       5,217       5,802

OPERATING LOSS ......................     (1,327)       (734)     (4,111)     (5,672)
OTHER INCOME ........................          2         267          19         169
INTEREST INCOME .....................        402         262       1,203       1,238
INTEREST EXPENSE ....................         --          --          --         (66)
                                        --------    --------    --------    --------
 NET LOSS ...........................   $   (923)   $   (205)   $ (2,889)   $ (4,331)
                                        ========    ========    ========    ========

 Net loss per common share:
  Basic .............................   $  (0.06)   $  (0.01)   $  (0.18)   $  (0.27)
  Diluted ...........................   $  (0.06)   $  (0.01)   $  (0.18)   $  (0.27)

 Weighted average shares outstanding:
  Basic .............................     16,123      16,021      16,092      15,905
  Diluted ...........................     16,123      16,021      16,092      15,905

                               CLARUS CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                                 2004         2003
                                                                              ---------    ---------
OPERATING ACTIVITIES:
Net loss ..................................................................   $  (2,889)   $  (4,331)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization of property and equipment .................         186          762
  Amortization of premium and discount on securities, net .................         982         --
  Gain on sale of marketable securities and other .........................         (17)        --
  Provision for doubtful accounts .........................................          --           18
  Amortization of deferred employee compensation plans ....................         583          287
  Loss on sale or disposal of property and equipment ......................          --           36
  Changes in operating assets and liabilities:
    Accounts receivable ...................................................          --          449
    Interest receivable, prepaids and other current assets ................         107          623
    Assets held for sale ..................................................          --           48
    Deposits and other long-term assets ...................................          (4)          30
    Accounts payable and accrued liabilities ..............................         (52)        (416)
    Deferred revenue ......................................................      (1,106)        (142)
    Deferred rent .........................................................         115         --
    Liabilities to be assumed .............................................          --         (220)
                                                                              ---------    ---------
     Net cash (used in) operating activities ..............................      (2,095)      (2,856)
                                                                              ---------    ---------
INVESTING ACTIVITIES:
  Purchase of marketable securities .......................................     (59,754)    (117,881)
  Proceeds from the sale and maturity of marketable securities ............      97,242       96,918
  Purchase of property and equipment ......................................      (2,515)         (38)
  Proceeds from sale of property and equipment ............................          --           11
                                                                              ---------    ---------
     Net cash provided by (used in) investing activities ..................      34,973      (20,990)

FINANCING ACTIVITIES:
  Proceeds from the exercise of stock options .............................         454        1,656
  Proceeds from issuance of common stock related to employee stock
        purchase plans ....................................................        --             10
  Repayment of long-term debt .............................................        --         (5,000)
                                                                              ---------    ---------
     Net cash provided by (used in) financing activities ..................         454       (3,334)
                                                                              ---------    ---------

Effect of exchange rate change on cash ....................................        --           --
CHANGE IN CASH AND CASH EQUIVALENTS .......................................      33,332      (27,180)
CASH AND CASH EQUIVALENTS, beginning of year ..............................      15,045       42,225
                                                                              ---------    ---------
CASH AND CASH EQUIVALENTS, end of year ....................................   $  48,377    $  15,045
                                                                              =========    =========

NONCASH TRANSACTIONS:

Grant of Restricted Stock .................................................   $      50    $   2,680